UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): February 3, 2016

Griffin-American Healthcare REIT III, Inc.
(Exact name of registrant as specified in its charter)

Maryland	000-55434	46-1749436
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

18191 Von Karman Avenue, Suite 300 Irvine, California		92612
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (949) 270-9200
Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
The information reported in Item 2.03 of this Current Report on Form 8-K is incorporated herein by reference.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
On February 3, 2016, we, through Griffin-American Healthcare REIT III Holdings, LP, our operating partnership, and certain of our subsidiaries, or the subsidiary guarantors, entered into a credit agreement, or the Credit Agreement, with Bank of America, N.A., or Bank of America, as Administrative Agent, a Swing Line Lender and a L/C Issuer; Griffin-American Healthcare REIT III, Inc., as General Partner; Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Joint Lead Arranger and Sole Bookrunner; KeyBank, National Association, or KeyBank, as Syndication Agent, a Swing Line Lender and a L/C Issuer; KeyBanc Capital Markets, as Joint Lead Arranger; Citizens Bank, National Association, as Joint Lead Arranger; and the lenders named therein, to obtain a revolving line of credit with an aggregate maximum principal amount of $300,000,000, or the Revolving Credit Facility, and a term loan credit facility in the amount of $200,000,000, or the Term Loan Facility, and together with the Revolving Credit Facility, the Credit Facilities. A portion of the Term Loan Facility in a dollar equivalent amount of up to $50,000,000 may be borrowed in Pounds Sterling. A portion of the Revolving Credit Facility in a dollar equivalent amount of up to $50,000,000 may be borrowed in Euros, Pounds Sterling, Canadian Dollars or other currencies approved by the lenders; provided that swing line loans are only available in U.S. Dollars. On February 3, 2016, we also entered into separate revolving notes, or the Revolving Notes, and separate term notes, or the Term Notes, with each of Bank of America, KeyBank, Citizens Bank, National Association, Fifth Third Bank, an Ohio Banking Corporation and The Huntington National Bank, whereby we promised to pay the principal amount and accrued interest of each loan to the respective lender or its registered assigns, in accordance with the terms and conditions of the Credit Agreement. The proceeds of loans made under the Credit Facilities may be used for working capital, capital expenditures and other general corporate purposes (including, without limitation, property acquisitions and repayment of debt). We may borrow up to $25,000,000 in the form of standby letters of credit and up to $25,000,000 in the form of swing line loans. The Credit Facilities mature on February 3, 2019, and may be extended for one 12-month period during the term of the Credit Agreement subject to satisfaction of certain conditions, including payment of an extension fee.

The maximum principal amount of the Credit Facilities may be increased by up to $500,000,000, for a total principal amount of $1,000,000,000, subject to (a) the terms of the Credit Agreement and (b) such additional financing being offered and provided by existing lenders or new lenders under the Credit Agreement.

Until such time as we or our operating partnership have obtained two investment grade ratings from any of Moody’s Investors Service, Inc., Standard & Poor’s Ratings Services and/or Fitch Ratings, loans under the Credit Facilities bear interest at per annum rates equal to, at the option of our operating partnership, either (a) (i) the Eurodollar Rate, as defined in the Credit Agreement, plus (ii) in the case of revolving loans, a margin ranging from 1.55% to 2.20% per annum based on our and our consolidated subsidiaries’ consolidated leverage ratio and in the case of term loans, a margin ranging from 1.50% to 2.10% per annum based on our and our consolidated subsidiaries’ consolidated leverage ratio, or (b) (i) the greatest of: (w) the prime rate publicly announced by Bank of America, (x) the Federal Funds Rate (as defined in the Credit Agreement) plus 0.50% per annum, (y) the one-month Eurodollar Rate (as defined in the Credit Agreement) plus 1.00% per annum and (z) 0%, plus (ii) in the case of revolving loans, a margin ranging from 0.55% to 1.20% per annum based on our and our consolidated subsidiaries’ consolidated leverage ratio and in the case of term loans, a margin ranging from 0.50% to 1.10% per annum based on our and our consolidated subsidiaries’ consolidated leverage ratio.

After such time as we or our operating partnership have obtained two investment grade ratings from any of Moody's Investors Service, Inc., Standard & Poor's Rating Services and/or Fitch Ratings and submitted a written election to the Administrative Agent, loans under the Credit Facilities shall bear interest at per annum rates equal to, at the option of our operating partnership, either (a) (i) the Eurodollar Rate, as defined in the Credit Agreement, plus (ii) in the case of revolving loans, a margin ranging from 0.925% to 1.70% per annum based on our or our operating partnership’s debt ratings and in the case of term loans, a margin ranging from 1.00% to 1.95% per annum based on our or our operating partnership's debt ratings, or (b) (i) the greatest of: (w) the prime rate publicly announced by Bank of America, (x) the Federal Funds Rate (as defined in the Credit Agreement) plus 0.50% per annum, (y) the one-month Eurodollar Rate (as defined in the Credit Agreement) plus 1.00% per annum and (z) 0%, plus (ii) in the case of resolving loans, a margin ranging from 0.00% to 0.70% per annum based on our or our operating partnership’s debt ratings and in the case of term loans, a margin ranging from 0.00% to 0.95% per annum based on our or our operating partnership's debt ratings. Accrued interest under the Credit Agreement is payable monthly.

We are required to pay a fee on the unused portion of the lenders’ commitments under the Revolving Credit Facility in an amount equal to 0.30% per annum on the actual average daily unused portion of the Revolver Facility Amount, as defined in the Credit Agreement, if the average daily amount of actual usage is less than 50% and an amount equal to 0.20% per annum on the actual average daily unused portion of the Revolver Facility Amount, as defined in the Credit Agreement, if the actual average daily usage is greater than 50%. Such fee shall be payable quarterly in arrears, commencing on the first quarterly date to occur after the Closing Date. We are also required to pay a fee on the unused portion of the lenders' commitments under the Term Loan Facility in an amount equal to (y) 0.25% per annum multiplied by (z) the actual daily amount of the unused Term Loan Commitments, as defined in the Credit Agreement, during the period for which payment is made. The unused fee on Term Loan Facility shall be payable (i) quarterly in arrears, commencing on the first quarterly payment date to occur after the Closing Date, and (ii) on the date which is the earliest of (a) 180 days after the Closing Date, (b) the date of the draw of the full amount of the Term Loan Facility or (c) the date on which the Term Loan Commitments, defined in the Credit Agreement, shall have been terminated as provided in the Credit Agreement.

The Credit Agreement contains various affirmative and negative covenants that are customary for credit facilities and transactions of this type, including limitations on the incurrence of debt by our operating partnership and its subsidiaries and limitations on secured recourse indebtedness. The Credit Agreement imposes the following financial covenants, which are specifically defined in the Credit Agreement: (a) a maximum consolidated leverage ratio; (b) a maximum consolidated secured leverage ratio; (c) a minimum consolidated tangible net worth covenant; (d) a minimum consolidated fixed charge coverage ratio; (e) a minimum unencumbered indebtedness yield; (f) a maximum consolidated unencumbered leverage ratio; (g) a minimum consolidated unencumbered interest coverage ratio; and (h) a maximum secured recourse indebtedness. As of February 9, 2016, we were in compliance with all such covenants and requirements.

The Credit Agreement requires us to add additional subsidiaries as guarantors in the event the value of the assets owned by the subsidiary guarantors falls below a certain threshold as set forth in the Credit Agreement. The guarantees of the subsidiary guarantors will be released at our operating partnership's request if we or our operating partnership receive at least two investment grade ratings, provided such subsidiary guarantors are also released from any guarantees of other existing senior notes and other senior unsecured indebtedness incurred by us or our operating partnership. In the event of default, Bank of America has the right to terminate its obligations under the Credit Agreement, including the funding of future loans, and to accelerate the payment on any unpaid principal amount of all outstanding loans and interest thereon.

Our aggregate borrowing capacity under the Revolving Credit Facility was $300,000,000 as of February 3, 2016. There were $5,000,000 in borrowings outstanding and $295,000,000 remained available under the Revolving Credit Facility as of February 3, 2016. Our aggregate borrowing capacity under the Term Loan Facility was $200,000,000 as of February 3, 2016. There were $140,000,000 in borrowings outstanding and $60,000,000 remained available under the Term Loan Facility as of February 3, 2016.
The material terms of the Credit Agreement, Revolving Notes and Term Notes are qualified in their entirety by the agreements attached as Exhibit 10.1 through 10.11 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.
On February 9, 2016, American Healthcare Investors LLC, our co-sponsor, issued a press release announcing our Credit Facilities, as defined in Item 2.03 above. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.
The information furnished under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

10.1
Credit Agreement dated as of February 3, 2016, among Griffin-American Healthcare REIT III Holdings, LP, Griffin-American Healthcare REIT III, Inc., and Certain Subsidiaries as Guarantors,the Lenders Party thereto, Bank of America, N.A., KeyBank National Association and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citizens Bank, National Association and KeyBanc Capital Markets.

10.2	Revolving Note dated February 3, 2016, by Griffin-American Healthcare REIT III Holdings, LP in favor of Bank of America, N.A.
10.3	Term Note dated February 3, 2016, by Griffin-American Healthcare REIT III Holdings, LP in favor of Bank of America, N.A.
10.4	Revolving Note dated February 3, 2016, by Griffin-American Healthcare REIT III Holdings, LP in favor of KeyBank, National Association.
10.5	Term Note dated February 3, 2016, by Griffin-American Healthcare REIT III Holdings, LP in favor of KeyBank, National Association.
10.6	Revolving Note dated February 3, 2016, by Griffin-American Healthcare REIT III Holdings, LP in favor of Citizens Bank, National Association.
10.7	Term Note dated February 3, 2016, by Griffin-American Healthcare REIT III Holdings, LP in favor of Citizens Bank, National Association.
10.8	Revolving Note dated February 3, 2016, by Griffin-American Healthcare REIT III Holdings, LP in favor of Fifth Third Bank, an Ohio Banking Corporation.
10.9	Term Note dated February 3, 2016, by Griffin-American Healthcare REIT III Holdings, LP in favor of Fifth Third Bank, an Ohio Banking Corporation.
10.10	Revolving Note dated February 3, 2016, by Griffin-American Healthcare REIT III Holdings, LP in favor of The Huntington National Bank.
10.11	Term Note dated February 3, 2016, by Griffin-American Healthcare REIT III Holdings, LP in favor of The Huntington National Bank.
99.1	American Healthcare Investors, LLC Press Release, dated February 9, 2016.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Griffin-American Healthcare REIT III, Inc.

February 9, 2016	By:/s/ Jeffrey T. Hanson
Name: Jeffrey T. Hanson
Title: Chief Executive Officer

Exhibit Index

Exhibit No.	Description

10.1
Credit Agreement dated as of February 3, 2016, among Griffin-American Healthcare REIT III Holdings, LP, Griffin-American Healthcare REIT III, Inc., and Certain Subsidiaries as Guarantors,the Lenders Party thereto, Bank of America, N.A., KeyBank National Association and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citizens Bank, National Association and KeyBanc Capital Markets.

10.2	Revolving Note dated February 3, 2016, by Griffin-American Healthcare REIT III Holdings, LP in favor of Bank of America, N.A.
10.3	Term Note dated February 3, 2016, by Griffin-American Healthcare REIT III Holdings, LP in favor of Bank of America, N.A.
10.4	Revolving Note dated February 3, 2016, by Griffin-American Healthcare REIT III Holdings, LP in favor of KeyBank, National Association.
10.5	Term Note dated February 3, 2016, by Griffin-American Healthcare REIT III Holdings, LP in favor of KeyBank, National Association.
10.6	Revolving Note dated February 3, 2016, by Griffin-American Healthcare REIT III Holdings, LP in favor of Citizens Bank, National Association.
10.7	Term Note dated February 3, 2016, by Griffin-American Healthcare REIT III Holdings, LP in favor of Citizens Bank, National Association.
10.8	Revolving Note dated February 3, 2016, by Griffin-American Healthcare REIT III Holdings, LP in favor of Fifth Third Bank, an Ohio Banking Corporation.
10.9	Term Note dated February 3, 2016, by Griffin-American Healthcare REIT III Holdings, LP in favor of Fifth Third Bank, an Ohio Banking Corporation.
10.10	Revolving Note dated February 3, 2016, by Griffin-American Healthcare REIT III Holdings, LP in favor of The Huntington National Bank.
10.11	Term Note dated February 3, 2016, by Griffin-American Healthcare REIT III Holdings, LP in favor of The Huntington National Bank.
99.1	American Healthcare Investors LLC Press Release, dated February 9, 2016.